UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2018

PLAYAGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001 38357	46-3698600
(Commission File Number)	(I.R.S. Employer Identification No.)

5475 S. Decatur Blvd., Suite #100 Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

(702) 722-6700

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. The 2018 Annual Meeting of Stockholders of PlayAGS, Inc. (the “Company”) was held on September 19, 2018.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Matter One. Election of Directors. Each of the two nominees listed below was elected a Class I director of the Company to hold office for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2021 and until his or her successor has been elected and qualified.

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non-Votes
Daniel Cohen	24,915,906	7,850,367	801,935
Yvette Landau	31,305,710	1,460,563	801,935

Matter Two. Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
32,461,727	296,298	8,248	801,935

Matter Three. Adoption, on an advisory basis, of the frequency of future advisory votes on executive compensation as disclosed in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders.

Number of Shares Voted For One Year	Number of Shares Voted For Two Years	Number of Shares Voted For Three Years	Number of Shares Abstaining	Number of Broker Non-Votes
32,720,554	18,429	25,337	1,953	801,935

Matter Four. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
33,223,841	340,710	3,657	0

(d) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation. The preference of the Company’s stockholders regarding the frequency of future advisory votes on executive compensation was determined by the choice that received the greatest number of votes (i.e., one year). After considering this preference of the Company’s stockholders, the Company’s Board of Directors expects to approve, at the next meeting of the Board of Directors, the Company holding a non-binding advisory vote on the compensation of its named executive officers on an annual basis until the next non-binding stockholder vote on the frequency of future advisory votes on executive compensation is taken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2018

PLAYAGS, INC.

By:	/s/ Victor Gallo
	Name:	Victor Gallo
	Title:	Secretary and General Counsel